UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022

Lightstone Value Plus REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-52610	20-1237795
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Charter

On December 21, 2022, the Second Articles of Amendment and Restatement in the form attached as Exhibit A to the definitive proxy statement for Lightstone Value Plus REIT I, Inc.’s (the “Company”) 2022 annual meeting of stockholders, held on December 8, 2022 (the “Proxy Statement”), and submitted for consideration as Proposal No. 2 in the Proxy Statement were filed and accepted for record by the State Department of Assessment and Taxation of the State of Maryland, and thereby became effective as part of the Company’s charter.

The proposal to amend and restate the Company’s charter is described in detail in the Proxy Statement and is incorporated in this Item 5.03 by reference to the Proxy Statement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The principal changes to the Company’s charter included (a) elimination of certain procedural provisions related to roll-up transactions, (b) providing indemnification and exculpation of officers and directors to the maximum extent permitted by Maryland law, (c) removal of provision requiring a simple majority for a quorum, (d) conforming the stockholder right obtain a stockholder list to Maryland law (e) revision of the access to stockholder list, (f) elimination of a fiduciary duty of directors provision in favor of the Maryland law required fiduciary duty of directors, and (g) removal of suitability and minimum investment requirements for purchasers of the Company’s securities in third party transactions. The Second Articles of Amendment have been filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated into this Report by reference..

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Second Articles of Amendment and Restatement
99.1	Definitive Proxy Statement on Schedule 14A, filed on October 18, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT I, INC.

Date: January 11, 2023	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Principal Accounting Officer